SUMMIT
CASH RESERVES
FUND

Financial Institutions
Series Trust








FUND LOGO








Semi-Annual Report

November 30, 1996





Officers and Trustees
Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Carlo J. Giannini, Vice President
Kevin J. McKenna, Vice President
Joseph T. Monagle, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210










This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.


Summit Cash
Reserves Fund
Financial Institutions
Series Trust
Box 9011
Princeton, NJ
08543-9011



DEAR SHAREHOLDER


For the six months ended November 30, 1996, Summit Cash Reserves
Fund paid shareholders a net annualized dividend of 4.58%. The
Fund's 7-day yield as of November 30, 1996 was 4.81%.

The average portfolio maturity for Summit Cash Reserves Fund at November 30, 1996 was 16 days, compared to 21 days as of May 31, 1996.

The Environment
Investor perceptions regarding the direction of the US economy became increasingly positive over the course of the six-month period ended November 30, 1996. The impetus for the shift in the investment outlook was the mounting evidence that inflationary pressures were still under control. This trend was underscored when the Federal Reserve Board did not tighten monetary policy at its September 24, 1996 meeting. These developments, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with most broad-based stock market averages reaching historic high levels. However, one factor potentially overshadowing investor enthusiasm is the possibility that corporate profits may have peaked for this economic cycle.

The US economy clearly has slowed from its strong growth rate during the first half of 1996. Gross domestic product growth is slowing, labor-cost pressures are subsiding and commodity prices are dropping. Investors are also anticipating that President Clinton's re-election, combined with continued Republican majorities in the House of Representatives and the Senate, will prove positive for the nation's budget deficit. As 1996 draws to a close, investors are likely to continue to focus on the economy. Evidence of continued growth at a non-inflationary pace would be positive for the US capital markets. While we generally believed that monetary policy would remain unchanged during the November period, the Fund maintained a short average maturity in order to accommodate its liquidity requirements.

The portfolio's composition at the end of the November period and as of our last report is detailed as follows:


Issue                                   11/30/96         5/31/96

Certificates of Deposit-Yankee              --             2.9%
Commercial Paper-Discount                   --            40.7
Corporate Notes                             --             2.9
Repurchase Agreements                       --             7.5
US Government, Agency
 & Instrumentality
 Obligations-Discount                     103.0%          22.9
US Government, Agency
 & Instrumentality
 Obligations-Non-Discount                   --            24.5
Liabilities in Excess of Other Assets      (3.0)          (1.4)
                                          ------         ------
Total                                     100.0%         100.0%
                                          ======         ======

In Conclusion
As of the close of 1996 the vast majority of assets in Summit Cash Reserves Fund has been redeemed as the result of a decision by Broadcort Capital Corp. to offer different money market funds to its clearing brokers. It is contemplated that certain changes may be made to Summit Cash Reserves Fund to enable it to serve as the money market vehicle for certain other programs.

We appreciate your continued support of Summit Cash Reserves Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Carlo J. Giannini)
Carlo J. Giannini
Vice President and Portfolio Manager


December 31, 1996

SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)

                                                                                    Face  Interest    Maturity    Value
Issue                                                                              Amount   Rate*       Date    (Note 1a)
US Government, Agency & Instrumentality Obligations--Discount

Federal Home Loan Bank                                                             $ 120    5.20 %    12/09/96     $ 120

US Treasury Bills                                                                    264    5.125     12/19/96       263

Total US Government, Agency & Instrumentality Obligations--Discount (Cost--$383)                                     383

Total Investments (Cost--$383)--103.0%                                                                               383
Liabilities in Excess of Other Assets--(3.0%)                                                                        (11)
                                                                                                                   -----
Net Assets--100.0%                                                                                                 $ 372
                                                                                                                   =====

*Certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

 See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of November 30, 1996
Assets:             Investments, at value (identified cost--$383,240*) (Notes 1a & 1e)                      $    383,240
                    Cash                                                                                           1,495
                    Investment adviser receivable (Note 2)                                                        24,857
                    Prepaid registration fees and other assets (Note 1d)                                         104,797
                                                                                                            ------------
                    Total assets                                                                                 514,389
                                                                                                            ------------

Liabilities:        Beneficial interest redeemed payable                                                           3,220
                    Accrued expenses and other liabilities                                                       139,009
                                                                                                            ------------
                    Total liabilities                                                                            142,229
                                                                                                            ------------

Net Assets:         Net assets                                                                              $    372,160
                                                                                                            ============

Net Assets          Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized                                                                       $     37,216
                    Paid-in capital in excess of par                                                             334,944
                                                                                                            ------------
                    Net assets--Equivalent to $1.00 per share based on 372,160 shares
                    of beneficial interest outstanding                                                      $    372,160
                                                                                                            ============

                   *Cost for Federal income tax purposes.

                    See Notes to Financial Statements.


Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                       November 30, 1996
Investment Income   Interest and amortization of premium and discount earned                                $    602,708
(Note 1c):

Expenses:           Professional fees                                                      $     40,882
                    Registration fees (Note 1d)                                                  36,126
                    Investment advisory fees (Note 2)                                            29,583
                    Administrative fees (Note 2)                                                 29,583
                    Trustees' fees and expenses                                                  16,518
                    Accounting services (Note 2)                                                 16,057
                    Custodian fees                                                                9,173
                                                                                           ------------
                    Total expenses before reimbursement                                         177,922
                    Reimbursement of expenses (Note 2)                                          (27,310)
                                                                                           ------------
                    Total expenses after reimbursement                                                           150,612
                                                                                                            ------------
                    Investment income--net                                                                       452,096
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                               (856)
Unrealized Gain     Change in unrealized appreciation/depreciation on
(Loss) on           investments--net                                                                               2,439
Investments--Net                                                                                            ------------
(Note 1c):          Net Increase in Net Assets Resulting from Operations                                    $    453,679
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Six         For the
                                                                                           Months Ended      Year Ended
                                                                                           November 30,        May 31,
Increase (Decrease) in Net Assets:                                                             1996              1996
Operations:         Investment income--net                                                 $    452,096     $  3,393,414
                    Realized gain (loss) on investments--net                                       (856)             244
                    Change in unrealized appreciation/depreciation on investments
                    --net                                                                         2,439          (75,867)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                        453,679        3,317,791
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                     (451,240)      (3,393,414)
Distributions to    Realized gain on investments--net                                                --             (244)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                              (451,240)      (3,393,658)
                                                                                           ------------     ------------

Beneficial Interest Net proceeds from sale of shares                                         68,682,695      307,144,408
Transactions        Net asset value of shares issued to shareholders in
(Note 3):           reinvestment of dividends and distributions (Note 1f)                       446,551        3,383,655
                                                                                           ------------     ------------
                                                                                             69,129,246      310,528,063
                    Cost of shares redeemed                                                (103,624,331)    (364,706,205)
                                                                                           ------------     ------------
                    Net decrease in net assets derived from beneficial interest
                    transactions                                                            (34,495,085)     (54,178,142)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                            (34,492,646)     (54,254,009)
                    Beginning of period                                                      34,864,806       89,118,815
                                                                                           ------------     ------------
                    End of period                                                          $    372,160     $ 34,864,806
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Nov. 30,        For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                  1996      1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                               .0229      .0476     .0444     .0254      .0262
                    Realized and unrealized gain (loss) on
                    investments--net                                     .0001     (.0011)    .0014     .0003      .0007
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     .0230      .0465     .0458     .0257      .0269
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                            (.0228)    (.0476)   (.0444)   (.0254)    (.0262)
                      Realized gain on investments--net                     --         --++  (.0001)   (.0003)    (.0007)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                   (.0228)    (.0476)   (.0445)   (.0257)    (.0269)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
                    Total investment return                              4.58%*     4.87%     4.52%     2.57%      2.74%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.40%*     1.13%      .98%      .90%       .86%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.65%*     1.13%      .98%      .90%       .86%
                                                                      ========   ========  ========  ========   ========
                    Investment income and realized gain
                    on investments--net                                  4.18%*     4.83%     4.35%     2.54%      2.72%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    372   $ 34,865  $ 89,119  $135,301   $156,677
Data:                                                                 ========   ========  ========  ========   ========

                   *Annualized.
                  ++Amount is less than $.0001 per share.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
Summit Cash Reserves Fund (the "Fund") is a separate fund offering a separate class of shares of Financial Institutions Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which comprises a series of separate portfolios offering a separate class of shares to selected groups of purchasers. The Fund is currently the only operating series of the Trust. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The money market securities in which the Fund invests are traded primarily in the over-the-counter markets. Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory and Administrative
Agreements:
The Fund has entered into an Investment Advisory Agreement and an Administrative Agreement with Fund Asset Management, L.P. ("FAM" or "Investment Adviser") and has entered into an Administrative Agreement with Broadcort Capital Corporation (the "Administrator"), a subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities and equipment to provide such services to the Fund. For such services, the Investment Adviser receives a fee from the Fund at the end of each month at the annual rate of 0.275% of the average daily net assets of the Fund not exceeding $500 million, and at the annual rate of 0.25% of average daily net assets in excess of $500 million. For the six months ended November 30, 1996, FAM earned fees of $29,583, of which $27,310 was voluntarily waived. FAM and Broadcort each provide certain administrative services to the Fund pursuant to their respective Administrative Agreements. Pursuant to these Agreements, Broadcort receives fees at the same rate as FAM's management fee with respect to assets Broadcort has introduced to the Fund. FAM receives an identical fee based on other assets of the Fund.

Merrill Lynch Funds Distributor, Inc. ("MLFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Distributor of the shares of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At May 31, 1996, the Fund had a net capital loss carryforward of approximately $4,800, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.